Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Hercules Technology Growth Capital, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-Q for the three months ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10- Q for the three months ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2005	By:	/s/ David M. Lund
David M. Lund
Vice President of Finance and Senior Corporate Controller (Principal Financial and Accounting Officer)